UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2021 (August 21, 2021)

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd., Suite 500

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	LMRK	NASDAQ Global Market
8.0% Series A Cumulative Redeemable Preferred Units, $25.00 par value	LMRKP	NASDAQ Global Market
7.9% Series B Cumulative Redeemable Preferred Units, $25.00 par value	LMRKO	NASDAQ Global Market
Series C Floating-to-Fixed Rate Cumulative Redeemable Perpetual Convertible Preferred Units, $25.00 par value	LMRKN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

On August 21, 2021, Landmark Infrastructure Partners LP, a Delaware limited partnership (the “Partnership”), together with its general partner, Landmark Infrastructure Partners GP LLC, a Delaware limited liability company (the “Partnership GP”) and its subsidiaries Landmark Infrastructure REIT LLC, a Delaware limited liability company (“REIT LLC”) and Landmark Infrastructure Inc., a Delaware corporation (“REIT Subsidiary”, and together with the Partnership, the Partnership GP and REIT LLC, the “Partnership Parties”) entered into a definitive Transaction Agreement (the “Transaction Agreement”) with LM DV Infrastructure, LLC, a Delaware limited liability company (“LM DV Infra”), LM Infra Acquisition Company, LLC, a Delaware limited liability company (“LM Infra”), Digital LD MergerCo LLC, a Delaware limited liability company (“Merger Sub”), Digital LD MergerCo II LLC, a Delaware limited liability company (“Merger Sub II”, and together with LM DV Infra, LM Infra and Merger Sub, the “Buyer Parties”) and, solely for purposes set forth therein, Landmark Dividend LLC, a Delaware limited liability company (“Landmark Dividend”).

Pursuant to the Transaction Agreement and subject to the satisfaction or waiver of certain conditions therein, LM Infra will acquire all of the assets of the Partnership through the following series of transactions: (a) LM DV Infra and its subsidiaries will acquire subsidiaries of REIT Subsidiary and REIT LLC (the “Equity Sale”), (b) REIT LLC will then merge with and into REIT Subsidiary, with REIT Subsidiary surviving the merger (the “First REIT Merger”), (c) REIT Subsidiary will then merge with and into the Partnership, with the Partnership surviving the merger (the “Second REIT Merger”), (d) Merger Sub II will then merge with and into the Partnership (the “First Partnership Merger”), with the Partnership surviving the First Partnership Merger and (e) the Partnership will then merge with and into Merger Sub (the “Second Partnership Merger” and, together with the Equity Sales, the First REIT Merger, Second REIT Merger and the First Partnership Merger, the “Transactions”), with Merger Sub surviving the Second Partnership Merger. As a result of the Transactions, the Common Units will be delisted from the NASDAQ Global Market.

Under the terms of the Transaction Agreement, at the effective time of the First Partnership Merger (the “First Partnership Merger Effective Time”), (a) each issued and outstanding Common Unit (as defined in the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 2, 2018 (the “Partnership Agreement”)), other than those Common Units owned by Landmark Dividend or its affiliates (such Common Units, the “Landmark Dividend Common Units”), will be converted into the right to receive $16.50 per Common Unit in cash without any interest thereon (the “Partnership Unaffiliated Unitholders Consideration”); (b) each issued and outstanding Series A Preferred Unit (as defined in the Partnership Agreement) will be converted into the right to receive $25.00 plus the amount of any accumulated and unpaid distributions per Series A Preferred Unit in cash without any interest thereon; (c) each issued and outstanding Series B Preferred Unit (as defined in the Partnership Agreement) will be converted into the right to receive $25.00 plus the amount of any accumulated and unpaid distributions per Series B Preferred Unit in cash without any interest thereon and (d) each issued and outstanding Series C Preferred Unit (as defined in the Partnership Agreement) will be converted into the right to receive the greater of (1) $25.00 plus the amount of any accumulated and unpaid distributions per Series C Preferred Unit to, but not including, the date of the First Partnership Merger Effective Time plus the amount of any distributions that would have accrued from the date of the First Partnership Merger Effective Time to, but not including, the fiftieth (50th) Business Day following the First Partnership Merger Effective Time and (2) the sum of (i) the product of (x) the Alternative Conversion Amount (as defined in the Partnership Agreement) multiplied by (y) Partnership Unaffiliated Unitholders Consideration plus (ii) the amount of any accumulated and unpaid distributions for all prior Series C Distribution Periods (as defined in the Partnership Agreement) ending on or prior to the twentieth (20th) Business Day following the First Partnership Merger Effective Time, per Series C Preferred Unit in cash without any interest thereon.

At the effective time of the Second Partnership Merger, each issued and outstanding Landmark Dividend Common Unit and all Incentive Distribution Rights (as defined in the Partnership Agreement) will be converted into the right for Landmark Dividend or its affiliates to receive a certain promissory note in an amount specified by LM DV Infra and the General Partner Interest (as defined in the Partnership Agreement) will be cancelled and retired and will cease to exist and no consideration will be delivered in exchange for such General Partner Interest. In connection with the entry into the Transaction Agreement and to provide financing for the Transactions consideration, Digital Colony Partners II, LP entered into a $510,000,000 binding equity commitment letter with the Buyer Parties and LM DV Infra entered into a binding debt commitment letter providing for a $500,000,000 revolving credit facility.

2

The conflicts committee (the “Conflicts Committee”) of the Board of Directors of the Partnership GP (the “Board”) has, by unanimous vote, in good faith, (a) determined that the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Transactions, are in the best interests of the Partnership, including the holders of Common Units other than the Partnership GP and its affiliates (including the Buyer Parties and their Affiliates), (b) approved the Transaction Agreement and the transactions contemplated thereby, including the Transactions, which action constituted “Special Approval” as defined in the Partnership Agreement, and (c) recommended that the Board approve the Transaction Agreement, the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Transactions. The Conflicts Committee, which is comprised entirely of independent directors, retained independent legal and financial advisors to assist in evaluating and negotiating the Transaction Agreement and the Transactions.

The Transaction Agreement contains customary representations and warranties, indemnification obligations and covenants by the parties.

Completion of the Transactions is conditioned upon, among other things: (a) approval of the Transaction Agreement and the Transactions by holders of at least a majority of the issued and outstanding Common Units of the Partnership (the “Partnership Unitholder Approval”), (b) all required filings, approvals and clearances of any governmental authority in connection with the Transactions having been obtained and the expiry or termination of any applicable waiting periods and (c) the absence of certain legal injunctions or impediments prohibiting the Transactions (“Restraints”).

Pursuant to the terms of the Transaction Agreement, Landmark Dividend agreed to vote all Common Units then owned beneficially or of record by it in favor of the approval of the Transaction Agreement and the Transactions and Landmark Dividend and each of the Buyer Parties agreed not to, and to cause each of their subsidiaries not to, directly or indirectly, transfer, assign or otherwise dispose of any Common Units owned by Landmark Dividend, such Buyer Party or its subsidiaries, other than to any of their respective affiliates.

The Transaction Agreement contains provisions granting each of the Partnership and LM Infra the right to terminate the Transaction Agreement for certain reasons, including, among others, (a) by the mutual written consent of the Partnership and LM Infra; (b) if the Transactions have not been consummated on or before February 21, 2022 (the “Outside Date”) as such date may be extended for a period of up to ninety (90) days by either the Partnership or LM Infra by delivering written notice prior to such date in the event that any required regulatory approvals shall not have been obtained prior to such date, (c) if any Restraint shall be in effect, and has become final and nonappealable; or (d) if the Partnership Unitholder Meeting shall have concluded and the Partnership Unitholder Approval shall not have been obtained.

The Transaction Agreement contains provisions granting the Partnership the right to terminate the Transaction Agreement for certain reasons, including, among others, (a) if, under certain conditions, any Buyer Party shall have breached or failed to perform its representations, warranties, covenants or agreements set forth in the Transaction Agreement, which breach or failure (x) would give rise to a failure of certain of the conditions to the Partnership’s obligations to consummate the Transactions under the Transaction Agreement and (y) is incapable of being cured or is not cured within the earlier of 30 days of written notice of such breach or failure by the Partnership or the Outside Date; or (b) if, under certain conditions, the Partnership GP has confirmed by irrevocable written notice to LM Infra that certain closing conditions are satisfied and will remain satisfied, each Partnership Party is ready, willing and able to consummate the Transactions, and Buyer Parties fail to consummate the Transactions within five business days of such notice.

The Transaction Agreement contains provisions granting LM Infra the right to terminate the Transaction Agreement for certain reasons, including, (a) if, under certain conditions, the Partnership or the Partnership GP shall have breached or failed to perform their representations, warranties, covenants or agreements set forth in the Transaction Agreement, which breach or failure (x) would give rise to a failure of certain of the conditions to the applicable Buyer Parties’ obligations to consummate the Transactions under the Transaction Agreement and (y) is incapable of being cured or is not cured within the earlier of 30 days of written notice of such breach or failure by LM Infra or the Outside Date; or (b) a Partnership Adverse Recommendation Change (as defined in the Transaction Agreement) shall have occurred, unless the Partnership Shareholder Approval shall have occurred.

The Transaction Agreement provides that upon termination of the Transaction Agreement under certain circumstances, the Partnership will be obligated to pay LM Infra a termination fee equal to $7.3 million, and that upon termination of the Transaction Agreement under certain other circumstances, Landmark Dividend or its designee will be obligated to pay the Partnership a termination fee equal to $18.25 million.

The Transaction Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Transaction Agreement. They are not intended to provide any other factual information about the Buyer Parties, the Partnership Parties or their respective subsidiaries, affiliates or equity holders. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Transaction Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Buyer Parties, the Partnership Parties or their respective subsidiaries, affiliates, businesses or equity holders as of the date they were made or at any other time.

The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “project,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Partnership’s control and are difficult to predict. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of the Partnership. Although the Partnership believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, the Partnership cannot give assurance that it will achieve or accomplish these expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in the Partnership’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including the Partnership’s annual report on Form 10-K for the year ended December 31, 2020 and Current Report on Form 8-K filed with the Commission on February 24, 2021. These risks could cause the Partnership’s actual results to differ materially from those contained in any forward-looking statement.

Additional Information and Where to Find It

In connection with the transaction referred to in this filing, the Partnership expects to file with the Securities and Exchange Commission (“SEC”) and mail to the Partnership’s security holders a proxy statement and other relevant documents. This material is not a substitute for the proxy statement or for any other document that the Partnership may file with the SEC and send to the Partnership’s security holders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE PARTNERSHIP ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Partnership through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Partnership will be available free of charge through the Partnership’s website at www.landmarkmlp.com in the “Investors” tab near the top of the page, or by contacting the Partnership’s Investor Relations Department at (213) 788-4528.

Participants in Solicitation

The directors, officers and employees of Landmark Infrastructure Partners GP, LLC, the general partner of the Partnership (“Landmark GP”), and its affiliates may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Landmark GP may be found in the Partnership’s 2020 Form 10-K filed with the SEC on February 24, 2021 and any subsequent Current Reports on Form 8-K and statements of changes in beneficial ownership filed with the SEC after the filing of the Partnership’s 2020 Form 10-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Transaction Agreement, dated August 21, 2021, by and among LM DV Infrastructure, LLC, LM Infra Acquisition Company, LLC, Digital LD MergerCo LLC, Digital LD MergerCo II LLC, Landmark Infrastructure Inc., Landmark Infrastructure REIT LLC, Landmark Infrastructure Partners LP, Landmark Infrastructure Partners GP LLC and Landmark Dividend LLC (solely for purposes set forth therein).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

*

Schedules attached to the Transaction Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: August 24, 2021	By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer